Financial Data

AT&T Inc.

Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended				Nine Months Ended
	9/30/2008	9/30/2007	% Ch	g	9/30/2008	9/30/2007	% Ch	g
Operating Revenues
Wireless service	$11,227	$9,834		14.2%	$32,726	$28,417		15.2%
Voice	9,313	10,164		-8.4%	28,525	30,997		-8.0%
Data	6,144	5,880		4.5%	18,170	17,281		5.1%
Directory	1,333	1,240		7.5%	4,114	3,417		20.4%
Other	3,325	3,014		10.3%	9,417	8,467		11.2%
Total Operating Revenues	31,342	30,132		4.0%	92,952	88,579		4.9%

Operating Expenses
Cost of services and sales (exclusive of
depreciation and amortization shown separately below)	13,070	11,736		11.4%	36,972	34,816		6.2%
Selling, general and administrative	7,676	7,770		-1.2%	22,976	22,497		2.1%
Depreciation and amortization	4,978	5,322		-6.5%	14,839	16,354		-9.3%
Total Operating Expenses	25,724	24,828		3.6%	74,787	73,667		1.5%
Operating Income	5,618	5,304		5.9%	18,165	14,912		21.8%
Interest Expense	858	887		-3.3%	2,577	2,639		-2.3%
Equity in Net Income of Affiliates	257	162		58.6%	712	545		30.6%
Other Income (Expense) - Net	(81)	(17)		-	(91)	614		-
Income Before Income Taxes	4,936	4,562		8.2%	16,209	13,432		20.7%
Income Taxes	1,706	1,499		13.8%	5,746	4,617		24.5%
Net Income	$3,230	$3,063		5.5%	$10,463	$8,815		18.7%

Basic Earnings Per Share	$0.55	$0.50		10.0%	$1.76	$1.43		23.1%
Weighted Average Common
Shares Outstanding (000,000)	5,893	6,088		-3.2%	5,938	6,152		-3.5%

Diluted Earnings Per Share	$0.55	$0.50		10.0%	$1.75	$1.42		23.2%
Weighted Average Common
Shares Outstanding with Dilution (000,000)	5,921	6,129		-3.4%	5,971	6,196		-3.6%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended				Nine Months Ended

Wireless	9/30/2008	9/30/2007	% Ch	g	9/30/2008	9/30/2007	% Ch	g
Segment Operating Revenues
Service	$11,273	$9,860		14.3%	$32,869	$28,492		15.4%
Equipment	1,345	1,077		24.9%	3,607	2,837		27.1%
Total Segment Operating Revenues	12,618	10,937		15.4%	36,476	31,329		16.4%

Segment Operating Expenses
Cost of services and equipment sales	4,989	4,079		22.3%	13,261	11,690		13.4%
Selling, general and administrative	3,849	3,183		20.9%	10,489	9,136		14.8%
Depreciation and amortization	1,401	1,709		-18.0%	4,327	5,410		-20.0%
Total Segment Operating Expenses	10,239	8,971		14.1%	28,077	26,236		7.0%
Segment Operating Income	2,379	1,966		21.0%	8,399	5,093		64.9%
Equity in Net Income of Affiliates	-	3		-100.0%	5	12		-58.3%
Minority Interest	(57)	(43)		-32.6%	(186)	(143)		-30.1%
Segment Income	$2,322	$1,926		20.6%	$8,218	$4,962		65.6%

Wireline
Segment Operating Revenues
Voice	$9,515	$10,356		-8.1%	$29,191	$31,619		-7.7%
Data	6,401	6,076		5.3%	18,893	17,918		5.4%
Other	1,634	1,509		8.3%	4,698	4,389		7.0%
Total Segment Operating Revenues	17,550	17,941		-2.2%	52,782	53,926		-2.1%

Segment Operating Expenses
Cost of sales	8,128	7,778		4.5%	23,908	23,396		2.2%
Selling, general and administrative	3,354	3,868		-13.3%	10,305	11,354		-9.2%
Depreciation and amortization	3,331	3,334		-0.1%	9,770	10,076		-3.0%
Total Segment Operating Expenses	14,813	14,980		-1.1%	43,983	44,826		-1.9%
Segment Income	$2,737	$2,961		-7.6%	$8,799	$9,100		-3.3%

Advertising & Publishing
Segment Operating Revenues	$1,350	$1,457		-7.3%	$4,174	$4,378		-4.7%

Segment Operating Expenses
Cost of sales	461	417		10.6%	1,321	1,214		8.8%
Selling, general and administrative	274	338		-18.9%	972	1,067		-8.9%
Depreciation and amortization	194	238		-18.5%	609	743		-18.0%
Total Segment Operating Expenses	929	993		-6.4%	2,902	3,024		-4.0%
Segment Income	$421	$464		-9.3%	$1,272	$1,354		-6.1%

Other
Segment Operating Revenues	$501	$562		-10.9%	$1,557	$1,658		-6.1%
Segment Operating Expenses	420	518		-18.9%	1,862	1,673		11.3%
Segment Operating Income(Loss)	81	44		84.1%	(305)	(15)		-
Equity in Net Income of Affiliates	257	159		61.6%	707	533		32.6%
Segment Income	$338	$203		66.5%	$402	$518		-22.4%

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions except per share amounts
	9/30/08	12/31/07
	Unaudited

Assets
Current Assets
Cash and cash equivalents	$1,594	$1,970
Accounts receivable - net of allowances for
uncollectibles of $1,328 and $1,364	16,395	16,185
Prepaid expenses	1,657	1,524
Deferred income taxes	1,560	2,044
Other current assets	2,239	2,963
Total current assets	23,445	24,686
Property, Plant and Equipment - Net	97,771	95,890
Goodwill	71,537	70,713
Licenses	46,931	37,985
Customer Lists and Relationships - Net	11,495	14,505
Other Intangible Assets - Net	5,816	5,912
Investments in Equity Affiliates	2,839	2,270
Postemployment Benefit	18,164	17,291
Other Assets	6,530	6,392
Total Assets	$284,528	$275,644

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$17,419	$6,860
Accounts payable and accrued liabilities	18,690	21,399
Advanced billing and customer deposits	3,896	3,571
Accrued taxes	2,976	5,027
Dividends payable	2,357	2,417
Total current liabilities	45,338	39,274
Long-Term Debt	59,355	57,255
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	27,776	24,939
Postemployment benefit obligation	25,493	24,011
Other noncurrent liabilities	14,048	14,798
Total deferred credits and other noncurrent liabilities	67,317	63,748

Stockholders' Equity
Common shares issued ($1 par value)	6,495	6,495
Capital in excess of par value	91,684	91,638
Retained earnings	36,613	33,297
Treasury shares (at cost)	(21,412)	(15,683)
Accumulated other comprehensive income(loss)	(862)	(380)
Total stockholders' equity	112,518	115,367
Total Liabilities and Stockholders' Equity	$284,528	$275,644

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions increase (decrease) in cash and cash equivalents
Unaudited	Nine Months Ended
	9/30/08	9/30/07
Operating Activities
Net income	$10,463	$8,815
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	14,839	16,354
Undistributed earnings from investments in equity affiliates	(572)	(434)
Provision for uncollectible accounts	1,297	1,142
Deferred income tax expense	4,063	486
Net gain on sales of investments	(2)	(29)
Gain on license exchange	-	(409)
Changes in operating assets and liabilities:
Accounts receivable	(1,597)	(1,253)
Other current assets	616	(661)
Accounts payable and accrued liabilities	(5,958)	(46)
Stock-based compensation tax benefit	(15)	(149)
Other - net	(361)	529
Total adjustments	12,310	15,530
Net Cash Provided by Operating Activities	22,773	24,345

Investing Activities
Construction and capital expenditures
Capital expenditures	(14,388)	(12,124)
Interest during construction	(455)	(125)
Acquisitions, net of cash acquired	(10,086)	(233)
Dispositions	1,444	993
Proceeds from sale of securities, net of investments	(103)	584
Sale of other investments	436	-
Other	33	28
Net Cash Used in Investing Activities	(23,119)	(10,877)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	5,188	(4,279)
Issuance of long-term debt	10,924	7,898
Repayment of long-term debt	(3,143)	(3,008)
Purchase of treasury shares	(6,077)	(8,912)
Issuance of treasury shares	317	1,736
Dividends paid	(7,150)	(6,584)
Stock-based compensation tax benefit	15	149
Other	(104)	(172)
Net Cash Used in Financing Activities	(30)	(13,172)
Net increase (decrease) in cash and cash equivalents	(376)	296
Cash and cash equivalents beginning of year	1,970	2,418
Cash and Cash Equivalents End of Period	$1,594	$2,714

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts
Unaudited	Three Months Ended				Nine Months Ended
	9/30/2008	9/30/2007	% Ch	g	9/30/2008	9/30/2007	% Ch	g

Wireless
Wireless Customers (000)					74,871	65,666		14.0%
Net Customer Additions (000)	1,976	1,993		-0.9%	4,604	4,640		-0.8%
M&A Activity, Partitioned Customers and Other Adjs. (000)	13	-		-	215	64		-
Postpaid Customers (000)					58,735	52,689		11.5%
Net Postpaid Customer Additions (000)	1,693	1,212		39.7%	3,292	2,804		17.4%
Postpaid Churn	1.2%	1.3%	-10 B	P	1.2%	1.3%	-10 B	P
Licensed POPs (000,000)					304	299		1.7%

In-Region Wireline [1]
Total Consumer Revenue Connections (000) [6]
Retail Consumer Voice Connections [2]					28,329	31,658		-10.5%
Retail Consumer Additional Voice Connections [2]					3,526	4,112		-14.3%
Consumer Broadband Connections [3]					12,730	11,716		8.7%
Video Connections: [4]
Satellite Connections					2,182	1,986		9.9%
U-verse Video Connections					781	126		-
Total Consumer Revenue Connections (000)					47,548	49,598		-4.1%
Net Consumer Revenue Connection Changes (000)	(869)	85		-	(1,890)	737		-

Total Broadband Connections (000) [3,6]					14,841	13,760		7.9%
Net Broadband Connection Changes (000) [3,6]	148	499		-70.3%	685	1,590		-56.9%
Total Video Connections (000) [4]					2,963	2,112		40.3%
Net Video Connection Changes (000) [4]	179	215		-16.7%	616	602		2.3%

AT&T Inc.
Construction and capital expenditures
Capital expenditures	$5,068	$4,664		8.7%	$14,388	$12,124		18.7%
Interest during construction	$198	$47		-	$455	$125		-
Dividends Declared Per Share	$0.4000	$0.3550		12.7%	$1.2000	$1.0650		12.7%
End of Period Common Shares Outstanding (000,000)					5,893	6,072		-2.9%
Debt Ratio [5]					40.6%	35.3%	530 B	P
Total Employees					303,530	303,670		-

[1]	In-region wireline represents access lines served by AT&T's incumbent local exchange companies.
[2]	Includes consumer U-verse voice over IP connections.
[3]	Broadband connections include DSL lines, U-verse high speed Internet access and satellite broadband.
[4]	Video connections include sales under agency agreements with EchoStar and DirecTV customers and U-verse connections.
[5]	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
[6]	Prior year amounts restated to conform to current period reporting methodology.
Note: For the end of 3Q08, total switched access lines were 57,191, business switched access lines totaled 22,159, and wholesale and coin switched access lines totaled 3,281.

Financial Data

AT&T Inc.
Non-GAAP Wireless Reconciliations
Wireless Segment Adjusted OIBDA
Dollars in Millions

Unaudited

Quarter Ended September 30, 2008
	Adjusting Items
	GAAP	Intangible Amortization	Adjusted
Service Revenues	$11,273		$11,273
Equipment Revenues	1,345		1,345
Total Operating Revenues	$12,618	$-	$12,618

Operating Expenses
Cost of Services and Equipment Sales	4,989	-	4,989
Selling, General and Administrative	3,849	-	3,849
Depreciation and Amortization	1,401	(499)	902
Total Operating Expenses	10,239	(499)	9,740

Operating Income	2,379		2,878

Plus: Depreciation and Amortization	1,401		902
OIBDA	3,780		3,780
OIBDA as a % of Service Revenue	33.5%		33.5%

Quarter Ended September 30, 2007
	Adjusting Items
	GAAP	Integration Costs	Intangible Amortization	Adjusted
Service Revenues	$9,860			$9,860
Equipment Revenues	1,077			1,077
Total Operating Revenues	$10,937	$-	$-	$10,937

Operating Expenses
Cost of Services and Equipment Sales	4,079	(60)	-	4,019
Selling, General and Administrative	3,183	(117)	-	3,066
Depreciation and Amortization	1,709	(83)	(658)	968
Total Operating Expenses	8,971	(260)	(658)	8,053

Operating Income	1,966			2,884

Plus: Depreciation and Amortization	1,709			968
OIBDA	3,675			3,852
OIBDA as a % of Service Revenue	37.3%			39.1%

OIBDA is defined as operating income (loss) before depreciation and amortization. OIBDA differs from segment operating income (loss), as calculated in accordance with GAAP, in that it excludes depreciation and amortization. OIBDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment, or other discretionary uses. OIBDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with GAAP. Our calculation of OIBDA, as presented, may differ from similarly titled measures reported by other companies.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliations
Reconciliation of Free Cash Flow
Dollars in Millions

Unaudited
September 30, 2008	Three Months Ended	Nine Months Ended

Net cash provided by operating activities	$9,268	$22,773
Less: Construction and capital expenditures	(5,266)	(14,843)
Free Cash Flow	$4,002	$7,930

Free cash flow is defined as cash from operations minus capital expenditures. We believe these metrics provide useful information to our investors because management regularly reviews free cash flow as an important indicator of how much cash is generated by normal business operations, including capital expenditures, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliations
Adjusted and Reported Wireline Operating Expenses
Dollars in Millions

Unaudited
	Three Months Ended
	9/30/08	9/30/07	YoY % Change

Reported Wireline Operating Expenses	$14,813	$14,980	-1.1%
Operating Adjustments
Cash Integration Costs	-	139	-
Intangible Amortization	396	473	-16.3%
Total Adjusting Items	396	612	-35.3%
Adjusted Wireline Operating Expenses	$14,417	$14,368	0.3%

Adjusted Wireline operating expenses differs from reported operating expenses in that it excludes the merger-related expenses shown above and provides additional comparability to prior periods.